Exhibit 99.1

    Accrued Interest Date:                             Collection Period Ending:
    25-Jun-03                                                        30-Jun-03
    Distribution Date:          BMW VEHICLE OWNER TRUST 2003-A        Period #
                                ------------------------------
    25-Jul-03                                                                3

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
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    Balances
    --------------------------------------------------------------------------------------------------------------------------------

                                                                                               Initial                   Period End
         Receivables                                                                    $1,643,640,298               $1,467,528,066
         Reserve Account                                                                   $12,327,302                  $23,051,137
         Yield Supplement Overcollateralization                                             $9,034,825                   $8,108,426
         Class A-1 Notes                                                                  $380,000,000                 $204,814,167
         Class A-2 Notes                                                                  $455,000,000                 $455,000,000
         Class A-3 Notes                                                                  $470,000,000                 $470,000,000
         Class A-4 Notes                                                                  $296,913,000                 $296,913,000
         Class B Notes                                                                     $32,692,000                  $32,692,000

    Current Collection Period
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Receivables Outstanding                                              $1,526,865,876
         Calculation of Total Distribution Amount
              Regular Principal Distributable Amount
                   Receipts of Scheduled Principal                                         $33,151,509
                   Receipts of Pre-Paid Principal                                          $26,071,868
                   Liquidation Proceeds                                                        $72,203
                   Principal Balance Allocable to Gross Charge-offs                            $42,230
              Total Receipts of Principal                                                  $59,337,809

              Interest Distribution Amount
                   Receipts of Interest                                                     $6,298,997
                   Servicer Advances                                                                $0
                   Reimbursement of Previous Servicer Advances                               ($204,419)
                   Accrued Interest on Purchased Receivables                                        $0
                   Recoveries                                                                  $30,406
                   Net Investment Earnings                                                     $10,675
              Total Receipts of Interest                                                    $6,135,659

              Release from Reserve Account                                                          $0

         Total Distribution Amount                                                         $65,431,239

         Ending Receivables Outstanding                                                 $1,467,528,066

    Servicer Advance Amounts
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Period Unreimbursed Previous Servicer Advance                              $265,095
         Current Period Servicer Advance                                                            $0
         Current Reimbursement of Previous Servicer Advance                                  ($204,419)
         Ending Period Unreimbursed Previous Servicer Advances                                 $60,676

    Collection Account
    --------------------------------------------------------------------------------------------------------------------------------

         Deposits to Collection Account                                                    $65,431,239
         Withdrawals from Collection Account
              Servicing Fees                                                                $1,272,388
              Class A Noteholder Interest Distribution                                      $2,214,856
              First Priority Principal Distribution                                                 $0
              Class B Noteholder Interest Distribution                                         $79,823
              Regular Principal Distribution                                               $59,034,400
              Reserve Account Deposit                                                       $2,829,771
              Unpaid Trustee Fees                                                                   $0
              Excess Funds Released to Depositor                                                    $0
         Total Distributions from Collection Account                                       $65,431,239

    Accrued Interest Date:                             Collection Period Ending:
    25-Jun-03                                                        30-Jun-03
    Distribution Date:          BMW VEHICLE OWNER TRUST 2003-A        Period #
                                ------------------------------
    25-Jul-03                                                                3

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    Excess Funds Released to the Depositor
    --------------------------------------------------------------------------------------------------------------------------------
              Release from Reserve Account                                      $0
              Release from Collection Account                                   $0
         Total Excess Funds Released to the Depositor                           $0

    Note Distribution Account
    --------------------------------------------------------------------------------------------------------------------------------

         Amount Deposited from the Collection Account                  $61,329,080
         Amount Deposited from the Reserve Account                              $0
         Amount Paid to Noteholders                                    $61,329,080

    Distributions
    --------------------------------------------------------------------------------------------------------------------------------


         Monthly Principal Distributable Amount                    Current Payment    Ending Balance       Per $1,000        Factor
         Class A-1 Notes                                               $59,034,400      $204,814,167          $155.35        53.90%
         Class A-2 Notes                                                        $0      $455,000,000            $0.00       100.00%
         Class A-3 Notes                                                        $0      $470,000,000            $0.00       100.00%
         Class A-4 Notes                                                        $0      $296,913,000            $0.00       100.00%
         Class B Notes                                                          $0       $32,692,000            $0.00       100.00%

         Interest Distributable Amount                             Current Payment        Per $1,000
         Class A-1 Notes                                                  $279,240             $0.73
         Class A-2 Notes                                                  $549,792             $1.21
         Class A-3 Notes                                                  $759,833             $1.62
         Class A-4 Notes                                                  $625,992             $2.11
         Class B Notes                                                     $79,823             $2.44



    Carryover Shortfalls
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                                                                      Prior Period Carryover  Current Payment   Per $1,000
         Class A-1 Interest Carryover Shortfall                                 $0                 $0               $0
         Class A-2 Interest Carryover Shortfall                                 $0                 $0               $0
         Class A-3 Interest Carryover Shortfall                                 $0                 $0               $0
         Class A-4 Interest Carryover Shortfall                                 $0                 $0               $0
         Class B Interest Carryover Shortfall                                   $0                 $0               $0


    Receivables Data
    --------------------------------------------------------------------------------------------------------------------------------

                                                                       Beginning Period                Ending Period
         Number of Contracts                                                     69,599                       68,121
         Weighted Average Remaining Term                                          49.79                        48.95
         Weighted Average Annual Percentage Rate                                  5.43%                        5.42%

         Delinquencies Aging Profile End of Period                        Dollar Amount                   Percentage
              Current                                                    $1,370,027,813                       93.36%
              1-29 days                                                     $82,759,414                        5.64%
              30-59 days                                                    $11,926,877                        0.81%
              60-89 days                                                     $2,246,754                        0.15%
              90-119 days                                                      $567,208                        0.04%
              120-149 days                                                           $0                        0.00%
              Total                                                      $1,467,528,066                      100.00%
              Delinquent Receivables +30 days past due                      $14,740,840                        1.00%



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
    Accrued Interest Date:                             Collection Period Ending:
    25-Jun-03                                                        30-Jun-03
    Distribution Date:          BMW VEHICLE OWNER TRUST 2003-A        Period #
                                ------------------------------
    25-Jul-03                                                                3

    ----------------------------------------------------------------------------

         Write-offs
              Gross Principal Write-Offs for Current Period                     $42,230
              Recoveries for Current Period                                     $30,406
              Net Write-Offs for Current Period                                 $11,824

              Cumulative Realized Losses                                        $11,824


         Repossessions                                                    Dollar Amount         Units
              Beginning Period Repossessed Receivables Balance                 $632,702            24
              Ending Period Repossessed Receivables Balance                  $1,192,041            38
              Principal Balance of 90+ Day Repossessed Vehicles                      $0             0



    Yield Supplement Overcollateralization
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Period Required Amount                                    $8,411,835
         Beginning Period Amount                                             $8,411,835
         Ending Period Required Amount                                       $8,108,426
         Current Period Release                                                $303,409
         Ending Period Amount                                                $8,108,426
         Next Distribution Date Required Amount                              $7,810,451

    Reserve Account
    --------------------------------------------------------------------------------------------------------------------------------

         Beginning Period Required Amount                                   $26,720,153
         Beginning Period Amount                                            $20,221,367
         Net Investment Earnings                                                $10,675
         Current Period Deposit                                              $2,829,771
         Current Period Release to Collection Account                                $0
         Current Period Release to Depositor                                         $0
         Ending Period Required Amount                                      $25,681,741
         Ending Period Amount                                               $23,051,137

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